UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2022

ALTITUDE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39772	85-2533565
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

400 Perimeter Center Terrace Suite 151

Atlanta, Georgia

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 1 (800) 950-2950

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001, and one-half of one redeemable warrant	ALTUU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001	ALTU	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	ALTUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 3, 2022, Altitude Acquisition Corp., a Delaware corporation (“ALTUU”), issued a press release announcing that it intends to adjourn, without conducting any business, the special meeting of its stockholders to be held with respect to the extension of the time ALTUU has to consummate an initial business combination (the “Extension Meeting”), which is scheduled to occur at 12:00 p.m., Eastern time, on June 7, 2022, and reconvene at 10:30 a.m., Eastern time, on June 10, 2022, in order to solicit additional proxies for the Extension Meeting. The Extension Meeting will still be held virtually at http://www.cstproxy.com/altitudeac/2022.

In connection with the adjournment of the Extension Meeting, ALTUU is extending the deadline for holders of its Class A common stock to exercise their right to redeem their shares for their pro rata portion of the funds available in ALTUU’s trust account, or to withdraw any previously delivered demand for redemption, to 5:00 p.m., Eastern time, on June 9, 2022 (one business day before the Extension Meeting).

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).

Additional Information and Where to Find It

ALTUU has filed a definitive proxy statement (the “Extension Proxy Statement”) to be used at the Extension Meeting to approve an extension of time in which ALTUU must complete an initial business combination or liquidate the trust account that holds the proceeds of ALTUU’s initial public offering (the “Extension”). ALTUU has mailed the Extension Proxy Statement to its stockholders of record as of May 2, 2022 in connection with the Extension. Investors and security holders of ALTUU are advised to read the Extension Proxy Statement and any amendments thereto, because these documents will contain important information about the Extension and ALTUU. Stockholders will also be able to obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Altitude Acquisition Corp., 400 Perimeter Center Terrace Suite 151, Atlanta, GA 30346.

Participants in the Solicitation

ALTUU and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension under the rules of the SEC. Information about the directors and executive officers of ALTUU and a description of their interests in ALTUU and the Extension are set forth in ALTUU’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on Mach 29, 2022 (the “Annual Report”) and the definitive Extension Proxy Statement, which was filed with the SEC on May 10, 2022. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements made in this Current Report are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside ALTUU’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the risk that approval of ALTUU’s stockholders for the Extension is not obtained; the inability of ALTUU to enter into a definitive agreement with respect to an initial business combination within the time provided in ALTUU’s amended and restated certificate of incorporation; the level of redemptions made by ALTUU’s stockholders in connection with the Extension and its impact on the amount of funds available in ALTUU’s trust account to complete an initial business combination; and those factors discussed in the Annual Report under the heading “Risk Factors,” and other documents of ALTUU filed, or to be filed, with the SEC. ALTUU does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits

99.1	Press Release, dated June 3, 2022.

104	Cover Page Interactive Data File - Embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTITUDE ACQUISITION CORP.

By:	/s/ Gary Teplis
Name:	Gary Teplis
Title:	Chief Executive Officer

Date: June 3, 2022

4